UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2025
__________________________________________
Casella Waste Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
__________________________________________

Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane,
Rutland,	Vermont	05701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (802) 775-0325
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	CWST	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Chief Executive Officer Succession; Appointment of New Chief Executive Officer and Member of Board
On August 1, 2025, John W. Casella, Chairman of the Board of Directors (the “Board”) and Chief Executive Officer of Casella Waste Systems, Inc. (the “Company”), notified the Board of his decision to transition from Chief Executive Officer to Executive Chairman of the Board, effective January 1, 2026 (the “Effective Date”). Mr. Casella has served as Chief Executive Officer since joining his brother Douglas Casella a year after the Company’s founding 50 years ago and as Chairman of the Board since 2001.
On August 6, 2025, the Board appointed Edmond R. Coletta (age 49) as the Company’s Chief Executive Officer, effective as of the Effective Date. Mr. Coletta has served as President of the Company since July 2022 and will continue in that role after the Effective Date. On August 6, 2025, the Board also approved increasing the size of the Board to 10 members and electing Mr. Coletta as a Class II director, both effective as of the Effective Date. Mr. Coletta’s term as a Class II director will expire at the Company’s 2026 annual meeting of stockholders.
Mr. Coletta joined the Company in December 2004, and previously served as the Company’s President and Chief Financial Officer from July 2022 to November 2023, Senior Vice President, Chief Financial Officer and Treasurer from December 2012 to July 2022, Vice President of Finance and Investor Relations from January 2011 to December 2012 and Director of Finance and Investor Relations from August 2005 to January 2011. From 2002 until he joined the Company, Mr. Coletta served as the Chief Financial Officer and was a member of the Board of Directors of Avedro, Inc. (FKA ThermalVision, Inc.), an early-stage medical device company that he co-founded. From 1997 to 2001, he served as a research and development engineer for Lockheed Martin Michoud Space Systems. Mr. Coletta has served on the Board of Trustees for Killington Mountain School since May 2020. Mr. Coletta holds an MBA from the Tuck School of Business at Dartmouth College and a Bachelor of Science degree from Brown University in Materials Science Engineering.
There are currently no agreements, arrangements or understandings between Mr. Coletta and any other person pursuant to which Mr. Coletta was selected as Chief Executive Officer of the Company or as a member of the Board. There are no family relationships between Mr. Coletta and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. There are no transactions in which Mr. Coletta has an interest requiring disclosure under Item 404(a) of Regulation S-K.
In connection with Mr. Coletta’s appointment as Chief Executive Officer, on August 6, 2025, the Company entered into an amendment to the employment agreement with Mr. Coletta (the “Coletta Amendment”). Under the terms of the Coletta Amendment:
•Mr. Coletta’s annual salary will increase to $750,000, effective as of January 1, 2026;
•Mr. Coletta’s target annual cash bonus percentage will increase to 150% of his base salary, effective as of January 1, 2026; and
•Mr. Coletta will receive an annual equity award for fiscal year 2026 having an aggregate grant date value, as determined by the Compensation and Human Capital Committee of the Company’s Board of Directors (the “Compensation Committee”) in its discretion, of $2.5 million, delivered 25% in restricted stock units and 75% in performance-based stock units.
Mr. Coletta will not receive any separate compensation for his service as a director.
In connection with Mr. Casella’s transition to Executive Chairman of the Board, on August 6, 2025, the Company entered into an amendment to the employment agreement with Mr. Casella (the “Casella Amendment”). Under the terms of the Casella Amendment:
•Mr. Casella’s annual salary will decrease to $750,000 effective as of January 1, 2026;
•Mr. Casella’s target annual cash bonus percentage will decrease to 100% of his base salary, effective as of January 1, 2026; and
•Mr. Casella will receive an annual equity award for each of fiscal years 2026 and 2027 having an aggregate grant date value, as determined by the Compensation Committee in its discretion, of $2.0 million.

The foregoing description of the Casella Amendment and the Coletta Amendment is qualified in its entirety by reference to the full text of the Casella Amendment and the Coletta Amendment, copies of which will be filed with the Company’s Form 10-Q for the fiscal quarter ending September 30, 2025.
Item 7.01     Regulation FD.
On August 6, 2025, the Company issued a press release announcing the Chief Executive Officer succession plan and the appointments disclosed in Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The information in this Item 7.01 in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Casella Waste Systems Inc. press release dated August 6, 2025.

101.SCH	Inline XBRL Taxonomy Extension Schema Document.**

101.LAB	Inline XBRL Taxonomy Label Linkbase Document.**

101.PRE	Inline XBRL Taxonomy Presentation Linkbase Document.**

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101).

**	Submitted Electronically Herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.

Date: August 6, 2025	By:	/s/ Bradford J. Helgeson
Bradford J. Helgeson
Executive Vice President and Chief Financial Officer

4